UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 7, 2015

CROCS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51754	20-2164234
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

7477 East Dry Creek Parkway Niwot, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 848-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 7, 2015, Jeffrey J. Lasher resigned as Senior Vice President - Finance and Chief Financial Officer of Crocs, Inc. (the “Company”). His resignation will be effective October 1, 2015 and he will remain employed to provide transition services to the Company through November 7, 2015. In consideration for such transition services, the Company will pay Mr. Lasher a lump sum payment of $200,000.

On September 7, 2015, the Company appointed Mike Smith as Interim Chief Financial Officer effective October 1, 2015. Mr. Smith, age 50, has served as the Company’s Senior Vice President for Finance since April 2015. Prior to joining the Company, Mr. Smith was Division Senior Vice President, Finance at Wolverine World Wide, Inc., a global footwear company, from October 2011 through August 2013 and Chief Financial Officer of Wheelhouse Solutions, an experiential marketing services company, from March 2010 to September 2011. He also previously served as Chief Financial Officer of Bennett Footwear Group.

Mr. Smith will receive an annual base salary of $375,000 and will be eligible to participate in the Company’s annual cash incentive plan with a target bonus of 60% of his base salary. Mr. Smith will also receive a special $100,000 cash bonus in 2016 for his service as Interim Chief Financial Officer. Mr. Smith will be granted a restricted stock unit (“RSU”) award representing the right to receive 10,000 shares of the Company’s common stock. The RSUs will vest in three equal annual installments beginning on the first anniversary of the grant date, subject to Mr. Smith’s continued employment with the Company through each vesting date. He will also be entitled to participate in employee benefit plans and programs generally available to the Company’s executive officers.

The Company is in the process of searching for a permanent chief financial officer.

On September 8, 2015, the Company issued a press release regarding the resignation of Mr. Lasher and interim appointment of Mr. Smith, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.         Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Press release dated September 8, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROCS, INC.

Date: September 8, 2015	By:	/s/ Gregg Ribatt
Gregg Ribatt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 8, 2015.